UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported): February 27, 2008

THE VALSPAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3011	36-2443580
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1101 Third Street South, Minneapolis, Minnesota		55415
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (612) 332-7371

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Director

On February 27, 2008, Thomas R. McBurney, retired from the Board of Directors and from the Committees of the Board of Directors upon which he served.

Retirement of Executive Officer

On February 27, 2008, Paul C. Reyelts, Executive Vice President, stepped down as Chief Financial Officer and announced his intention to retire as an officer from employment with the Company at the end of 2009.

Election of Officers

On February 27, 2008, Gary E. Hendrickson was elected President and Chief Operating Officer; Lori A. Walker was elected Senior Vice President and Chief Financial Officer; and Tracy C. Jokinen was elected Vice President and Controller (principal accounting officer).

Effective upon his promotion, Mr. Hendrickson’s annual base salary increased to $525,000. In addition, his target percentage under the Corporation’s Annual Incentive Bonus Plan for fiscal 2008 was increased from 60% to 80% of his base salary. The Long-Term Incentive Target Value established by the Compensation Committee for Mr. Hendrickson for 2008, with 50% granted in stock options and 50% granted in restricted stock, was increased from $663,000 to $1,000,000. In addition, effective with his promotion, Mr. Hendrickson was granted a 75,000 share nonqualified stock option with five year cliff vesting and a ten-year term.

Effective upon her promotion, Ms. Walker’s annual base salary increased to $375,000. In addition, her target percentage under the Corporation’s Annual Incentive Bonus Plan for fiscal 2008 was increased from 50% to 65% of her base salary. The Long-Term Incentive Target Value established by the Compensation Committee for Ms. Walker for 2008, with 50% granted in stock options and 50% granted in restricted stock, was increased from $415,000 to $525,000. In addition, effective with her promotion, Ms. Walker was granted a 50,000 share nonqualified stock option with five year cliff vesting and a ten-year term.

Item 7.01.	Regulation FD Disclosure.

On February 27, 2008, The Valspar Corporation issued a press release. A copy of the press release is being furnished to the Securities and Exchange Commission and is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press Release dated February 27, 2008, furnished herewith and incorporated by reference as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE VALSPAR CORPORATION
Dated: February 27, 2008	By:	/s/ Rolf Engh
		Name:	Rolf Engh
		Title:	Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated February 27, 2008.